Exhibit 99.1
                              C.E.O. CERTIFICATION



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of Optimum Source International, Ltd. on Form 10-KSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Jackson, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 /s/ Jeffrey Jackson
---------------------
Jeffrey Jackson
Chief Executive Officer
October 14, 2002



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